UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
December 28, 2007
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Employment Agreement of Chief Executive Officer Richard D. Stromback
On December 28, 2007, Ecology Coatings, Inc. (the “Company”) entered into an employment agreement with Richard D. Stromback (“Stromback Employment Agreement”), the Company’s Chairman of the Board of Directors and Chief Executive Officer. The Board of Directors (the “Board”) previously named Mr. Stromback the Company’s Chief Executive Officer on August 8, 2007. The Stromback Employment Agreement is effective as of January 1, 2008 (the “Effective Date”).
Mr. Stromback will serve as the Company’s Chief Executive Officer under the terms of the Stromback Employment Agreement. The initial term of the Stromback Employment Agreement ends on August 8, 2010. The Stromback Employment Agreement is renewable for one year after August 8, 2010.
Under the terms of the Stromback Employment Agreement, Mr. Stromback will receive an annual base salary of $320,000. If the Stromback Employment Agreement is renewed for the additional one year term, the Compensation Committee of the Board of Directors may increase his salary.
The Stromback Employment Agreement may be terminated prior to the end of the term by the Company for cause, good reason, or upon thirty days written notice given to the other party. If Mr. Stromback’s employment is terminated without cause or for “good reason,” as defined in the Stromback Employment Agreement, he is entitled to the amount of salary that would have been paid over the balance of the term of the Stromback Employment Agreement and will receive it over such period. Further, upon a change in control, the Company must pay the his annual salary that would be payable for a twenty-four month period and any declared and accrued, but as of then unpaid, bonus or stock options grant, shall be deemed to be vested.
The foregoing description of the terms and conditions of the Stromback Employment Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Employment Agreement, included in this Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Amended and Restated Employment Agreement of President and Chief Operating Officer F. Thomas Krotine
On December 28, 2007, the Company entered into an amended and restated employment agreement with F. Thomas Krotine (“Amended Employment Agreement”), the Company’s President and Chief Operating Officer. The Board previously named Mr. Krotine the Company’s President and Chief Operating Officer on August 8, 2007. The Amended Employment Agreement is effective as of January 1, 2008 (the “Effective Date”).

Pursuant to an employment agreement dated November 1, 2006 (the “Original Employment Agreement”), Mr. Krotine served as the Company’s President and Chief Executive Officer until the Effective Date. The Amended Employment Agreement provides that Mr. Krotine shall serve as the Company’s President and Chief Operating Officer. The Amended Employment Agreement does not modify or amend the terms of the Original Agreement, except for the noted change in position and duties.
The foregoing description of the terms and conditions of the Amended Employment Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Original Employment Agreement and the Amended Employment Agreement, included in this Form 8-K as Exhibit 10.2 and 10.3, respectively, and incorporated herein by reference.
Amended and Restated Consulting Agreement With MDL Consulting Group, LLC
On December 28, 2007, the Company entered into an Amended and Restated Consulting Agreement (“MDL Agreement”) with MDL Consulting Group, LLC, a Michigan limited liability company (“MDL”). The MDL Agreement amends and restates the Consulting Agreement dated July 1, 2006 between the Company and MDL (“MDL Original Agreement”).
Under the terms of the MDL Original Agreement, it would terminate on December 31, 2008. The MDL Agreement extends the term of the MDL Original Agreement. The MDL Agreement is effective as of November 1, 2007 (“Effective Date”) and the term of the MDL Agreement is thirty-six months commencing on the Effective Date of the Agreement (the “Term”).
The MDL Agreement also changes the payment terms of the MDL Original Agreement. Under the terms of the MDL Agreement, the Company shall pay MDL $12,500 on or before November 30, 2007, $19,500 on or before December 21, 2007, and commencing on January 1, 2008 and on the first day of each month thereafter during the Term of the MDL Agreement, the Company shall pay MDL $16,000 per month. In addition, on the date of the MDL Agreement, the Company issued MDL 100,000 options exercisable to purchase shares of the Company’s common stock (each an “Option”) under its 2007 Stock Option and Restricted Stock Plan. The exercise price of the Options will be the closing price of the stock on the date of the MDL Agreement, December 28, 2007. Each Option will be exercisable until December 27, 2017. On June 28, 2008, 25,000 of the Options will vest, 25,000 of the Options will vest on December 28, 2008, on June 28, 2009, 25,000 of the Options will vest and the remaining 25,000 Options will vest on December 28, 2009.
The foregoing description of the terms and conditions of the MDL Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the MDL Original Agreement and the MDL Agreement, included in this Form 8-K as Exhibit 10.4 and 10.5, respectively, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description

10.1	Employment Agreement by and between Ecology Coatings, Inc., a Nevada corporation, and Richard D. Stromback dated December 28, 2007.*

10.2	Employment Agreement by and between Ecology Coatings, Inc., a California corporation, and F. Thomas Krotine dated November 1, 2006.(1)

10.3	Amended and Restated Employment Agreement by and between Ecology Coatings, Inc., a Nevada corporation, and F. Thomas Krotine dated December 28, 2007.*

10.4	Consulting Agreement by and between Ecology Coatings, Inc., a California corporation, and MDL Consulting Group, LLC, a Michigan limited liability company dated July 1, 2006.(1)

10.5	Amended and Restated Consulting Agreement by and between Ecology Coatings, Inc. , a Nevada corporation, and MDL Consulting Group, LLC, a Michigan limited liability company dated December 28, 2007.*

*	Filed herewith.

(1)	Incorporated by reference from Ecology’s Form 8-K filed on July 30, 2007 with the Commission, SEC file no. 333-91436.

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, Ecology Coatings, Inc., has duly caused this report to be signed on its behalf by the undersigned hereto.

Date: January 3, 2008
ECOLOGY COATINGS, INC.,
a Nevada corporation

/s/ Richard D. Stromback

By: Richard D. Stromback
Title: Chief Executive Officer